SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 22, 2000
(Date of earliest event reported)



                          DLJ Mortgage Acceptance Corp.
             (Exact name of registrant as specified in its charter)


Delaware                            333-75921                         13-3460894
--------                            ---------                         ----------
(State or Other Juris-             (Commission                  (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)


                      277 Park Avenue, New York, New York                  10172
                      -----------------------------------                  -----
                    (Address of Principal Executive Office)           (Zip Code)


        Registrant's telephone number, including area code:(212) 892-3000
                                                           --------------

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                                       -2-



Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------


         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


EXHIBIT NO.                 DESCRIPTION
-----------                 -----------
      25.1                  Statement of Eligibility of The Chase Manhattan Bank
                            on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee




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                                       -3-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               DLJ MORTGAGE ACCEPTANCE CORP.
                                               By:  /s/ Helaine Hebble
                                                    -------------------------
                                               Name:    Helaine Hebble
                                               Title:   Senior Vice President




Dated: December 22, 2000



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                                  EXHIBIT INDEX



Exhibit
Number          Description
------          -----------

25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee